UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2012
NRG Energy, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (I.R.S. Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, filed with the Securities and Exchange Commission on May 3, 2012, effective January 1, 2012, NRG Energy, Inc. (or NRG or the Company):

•	updated its segment structure and allocation of corporate expenses to reflect how management currently makes financial decisions and allocates resources;

•
adopted Accounting Standards Update, or ASU, No. 2011-05, Comprehensive Income (Topic 220) Presentation of Comprehensive Income, or ASU No. 2011-05, which was further amended by ASU No. 2011-12, Comprehensive Income (Topic 220) Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, or ASU No. 2011-12.

In accordance with accounting principles generally accepted in the United States, or US GAAP, these changes in our reporting must be applied retrospectively. We are issuing this Current Report on Form 8-K, or Form 8-K, to update our historical financial information on a basis that is consistent with the new reporting structure and the adoption of ASU No. 2011-05 and ASU No. 2011-12. The change in reportable segments and the adoption of ASU No. 2011-05 and ASU No. 2011-12 did not change our consolidated results of operations, financial condition or cash flows for any period.

In this Form 8-K, we have updated the following information that appeared in NRG's Annual Report on Form 10-K for the year ended December 31, 2011, or the 2011 Form 10-K:

•	Part I, Item 1: Business, attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Part I, Item 2: Properties, attached as Exhibit 99.2 to this report and incorporated herein by reference;

•	Part II, Item 6: Selected Financial Data, attached as Exhibit 99.3 to this report and incorporated herein by reference;

•
Part II, Items 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk, attached as Exhibit 99.4 to this report and incorporated herein by reference;

•
Part II, Item 8 and Part IV, Item 15: Financial Statements and Supplementary Data - Consolidated Financial Statements of NRG Energy, Inc. and Subsidiaries and the Notes to Consolidated Financial Statements, and Financial Statement Schedule, attached as Exhibit 99.5 to this report and incorporated herein by reference; and

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 and incorporated herein by reference.

The information included in and with this Form 8-K is presented for information purposes only in connection with the reporting changes described above for NRG. This Form 8-K does not reflect events occurring after February 28, 2012, the date we filed our 2011 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in reportable segments and the adoption of a new accounting standard, as described above and set forth in Exhibits 99.1 through 99.5 attached hereto. You should therefore read this document and exhibits in conjunction with the 2011 Form 10-K and any subsequent amendments on Form 10-K/A and with our reports filed with the Securities and Exchange Commission after February 28, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Part I, Item 1: Business
99.2	Part I, Item 2: Properties
99.3	Part II, Item 6: Selected Financial Data
99.4	Part II, Items 7 and 7A: Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk
99.5
Part II, Item 8 and Part IV, Item 15: Financial Statements and Supplementary Data - Consolidated Financial Statements of NRG Energy, Inc. and Subsidiaries and the Notes to Consolidated Financial Statements, and Financial Statement Schedule

101.INS	XBRL Instance Document(1)
101.SCH	XBRL Taxonomy Extension Schema(1)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase(1)
101.DEF	XBRL Taxonomy Extension Definition Linkbase(1)
101.LAB	XBRL Taxonomy Extension Label Linkbase(1)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase(1)

(1) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NRG ENERGY, INC. (Registrant)

By:	/s/ KIRKLAND B. ANDREWS

Kirkland B. Andrews Executive Vice President and Chief Financial Officer

Date: July 23, 2012

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